UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

July 5, 2012

Date of Report (date of Earliest Event Reported)

VELATEL GLOBAL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52095	98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5950 La Place Court, Suite 160, Carlsbad, CA 92008

(Address of principal executive offices and zip code)

(760) 230-8986

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

Since its most recent Report filed on any of Forms 8-K, 10-K or 10-Q, VelaTel Global Communications, Inc., a Nevada corporation and the Registrant responsible for filing this current Report on Form 8-K (“Company”) has made sales of unregistered securities identified below, namely shares of the Company’s Series A common stock (“Shares”). This Form 8-K is being filed because the aggregate number of Shares sold exceeds five percent (5%) of the total number of Shares issued and outstanding as of the Company’s latest filed Report, on Form 8-K filed on June 15, 2012. The triggering issuance which caused the total aggregate Shares issued to exceed five percent (5%) since the latest previously filed Report is the issuance on July 5, 2012 described below, and accordingly that date is used as the date of this Report.

SEC Rule 144 Shares

On June 28, 2012, the Company issued 14,952,867 Shares to Domenico Di Gianvito Butler in reduction of $171,957.98 of accounts payable for construction services rendered to the Company’s Peru subsidiary for deployment of its Peru wireless broadband network.

On June 29, 2012, the Company issued 3,478,261 Shares to Kimberly Brown dba Core Insights 360 in reduction of $40,000 of accounts payable for public relations and investor relations services provided to the Company.

The restricted Shares issued to the aforementioned persons relied upon exemptions provided for in Sections 4(2) and 4(5) of the Securities Act of 1933, as amended, including Regulation D promulgated thereunder, and is based on the knowledge of the aforementioned persons of our operations and financial condition, and their respective experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

Section 3(a)(10) Exempt Shares

On July 5, 2012, the Company issued 117,000,000 Shares (“Initial Issuance”) to Ironridge Global IV, Ltd. (“Ironridge”). The Initial Issuance was pursuant to an Order for Approval of Stipulation for Settlement of Claims (“Order”) between the Company and Ironridge, in settlement of $1,367,693 of accounts payable of the Company which Ironridge had purchased from certain creditors of the Company (“Assigned Accounts”), in an amount equal to the Assigned Accounts, plus fees and costs. The Assigned Accounts relate to (1) the remaining down payment for infrastructure equipment and software purchased from ZTE Corporation (as reported on SEC Form 8-K filed May 15, 2012) for the Company’s subsidiaries in Cyprus, Croatia and Montenegro for expansion of its Croatia wireless broadband network and deployment of its Montenegro wireless broadband network, (2) the cost of shipping, insurance and other transport logistics services to deliver the equipment and software described above from its place of manufacture in China to its ultimate destinations, (3) the proof of funds deposit required as registered capital for formation of a PRC operating company pursuant to the exclusive services contract between the Company and New Generation Special Network Communication Technology Co (as reported under SEC Form 8-K filed on February 1, 2012), and (4) amounts previously financed for consumer terminals delivered to the Company’s Peru subsidiary as inventory for resale to customers.

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The Order was entered on July 3, 2012 by the Superior Court of the State of California, County of Los Angeles, Central District. In addition to the Initial Issuance, the Order also provides for an adjustment in the total number of shares which may be issuable to Ironridge based on a calculation period for the transaction, defined as that number of consecutive trading days following the date on which the Initial Shares have been issued, received in Ironridge’s account in electronic form, and fully cleared for trading (the “Issuance Date”) required for the aggregate trading volume of the Shares, as reported by Bloomberg LP, to exceed $6.5 million (the “Calculation Period”). Pursuant to the Order, Ironridge will receive an aggregate of (a) 1,000,000 Shares, plus (b) that number of Shares (the "Final Amount") with an aggregate value equal to (i) the sum of the Claim Amount plus a 6% agent fee, plus Ironridge’s reasonable attorney fees and expenses (less $10,000 previously paid), (ii) divided by 80% of the following: the volume weighted average price ("VWAP") of the Shares during the Calculation Period, not to exceed the arithmetic average of the individual daily VWAPs of any five of each consecutive twenty trading days during the Calculation Period (any increment with fewer than twenty trading days will have the days added to the final increment). The Order further provides that if at any time during the Calculation Period the total Shares previously issued to Ironridge are less than any reasonably possible Final Amount, or a daily VWAP is below 80% of the closing price on the day before the Issuance Date, Ironridge shall have the right to request (subject to the limitation below), and the Company will upon Ironridge’s request reserve and issue additional Shares (each, an "Additional Issuance"), subject to a 9.99% beneficial ownership limitation specified in the Order. At the end of the Calculation Period, (a) if the sum of the Initial Issuance and any Additional Issuance is less than the Final Amount, the Company shall issue additional Shares to Ironridge, up to the Final Amount, and (b) if the sum of the Initial Issuance and any Additional Issuance is greater than the Final Amount, Ironridge shall promptly return any remaining Shares to the Company and its transfer agent for cancellation.

In connection with the transaction, Ironridge represented that it does not hold any short position in the Shares, and warranted that it would not to engage in or affect, directly or indirectly, any short sale of the Shares.

The issuance to Ironridge is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions.

SEC Form S-8 Registered Shares

In addition to the aforementioned sales of unregistered Shares, the Company issued 49,908,203 registered Shares pursuant to a Form S-8 Registration Statement filed on June 29, 2012, which is incorporated by reference.

Total Shares Outstanding

As of July 6, 2012 the Company has 1,172,270,160 shares of its Series A common stock outstanding, with a par value of $0.001, and 133,818,177 shares of its Series B common stock outstanding, with a par value of $0.001.

Pursuant to the requirements of the Securities and Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2012

VelaTel Global Communications, Inc.,

By: /s/George Alvarez

Name: George Alvarez

Title: Chief Executive Officer

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